EXHIBIT 99.C

Investor Update November 7, 2005

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, our ability to implement and achieve our objectives in the long-range plan, including achieving our debt-reduction targets; changes in reserve estimates based upon internal and third party reserve analyses; our ability to meet production volume targets in our Production segment; uncertainties associated with exploration and production activities; our ability to successfully execute, manage, and integrate acquisitions; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; the uncertainties associated with potential legal and other action the Navajo Nation may take in the future; the ultimate extent of the damages to our pipeline and production facilities and those of other producers caused by hurricanes; the ability to repair any hurricane damage to such pipeline and production facilities and to restore transportation services and oil and gas production deliveries on a timely basis and the costs of effectuating such repairs and constructing replacement facilities; the receipt of insurance proceeds in connection with damage caused by hurricanes; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; the uncertainties associated with governmental regulation, including regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions, including the issuance of equity; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Current Situation E&P turnaround complete Pipeline growth story continues GOM storms a moderate set-back Asset sales program continues to deliver/delever On balance high gas prices positive Growing leverage to price as legacy hedges expire Interim working capital stresses addressed Stage set for strong 2006

Financial Results

Earnings Note: See appendix for discussion of non-GAAP terms EBIT Interest and debt expense Preferred and minority interest Loss before income taxes Income taxes (benefit) Loss from continuing operations Discontinued operations, net of tax Net loss Preferred stock dividends Net loss available to common stockholders $ (87) (344) - (431) (108) (323) 11 $ (312) (9) $ (321) $ 277 (396) (6) (125) 77 (202) (12) $ (214) - $ (214) 2005 2004 Three Months Ended September 30, ($ Millions)

Summary of Significant Items $ (162) 110 (28) $ (80) Asset impairments Gain/(loss) on asset sales Contract termination Total significant items* Total Pipelines Production Power Field Services $ - 1 - $ 1 Three Months Ended September 30, 2005 Corporate and Other $ (159) 109 - $ (50) $ (3) - (28) $ (31) $ - - - $ - $ - - - $ - $ Millions *Does not include $390 MM of MTM losses on positions intended to hedge 2005-2009 production

Business Unit Contribution Core Business Pipelines Production Non-core Business Marketing and Trading Power Field Services Corporate and other Total $ 240 195 2 - 3 2 5 $ 445 Three Months Ended September 30, 2005 $ 272 169 (398) (41) (22) (67) $ (87) $ 1 - - (50) (31) - $ (80) $ 108 153 1 6 1 6 $ 275 Capital Expenditures1 EBIT Significant Items DD&A Note: See appendix for discussion of non-GAAP terms 1Includes PP&E and investment expenditures 2Excludes $845 MM for Medicine Bow acquisition ($ Millions)

Cash Flow Summary $ (454) 1,237 783 (5) (1,176) (398) (769) (63) $ (1,230) $ 1,266 $ 85 Loss from continuing operations Non-cash adjustments Subtotal Discontinued operations Working capital changes and other Cash flow from operating activities Cash flow from investing activities1 Cash flow used in financing activities1 Change in cash Capital expenditures2 Dividends paid $ (287) 1,279 992 191 (384) 799 2,157 (2,056) $ 900 $ 1,272 $ 75 ($ Millions) 2005 2004 Nine Months Ended September 30, 1Includes discontinued operations 2Includes PP&E and investment expenditures

Balance Sheet Summary Total financing obligations Securities of subsidiaries Convertible preferred stock1 Common stockholders' equity Total book capitalization Cash Net debt Weighted average cost of debt Total liquidity Next 12 months maturities2 $ 17,478 59 750 3,050 $ 21,337 $ 1,540 $ 15,938 7.8% $ 1,675 $ 923 Note: See appendix for discussion of non-GAAP terms 1Liquidation value 2Includes $615 MM of puttable Zero Convertible debt 3Includes $711 MM of readily available cash and $161 MM of available capacity under revolving credit facilities June 30, 2005 ($ Millions) $ 17,924 59 750 2,692 $ 21,425 $ 887 $ 17,037 7.9% $ 872 3 $ 1,134 September 30, 2005

Debt and Liquidity Progression Net debt June 30, 2005 $ 15,938 Medicine Bow acquisition, net of cash acquired 845 Cash collateral requirements in 3Q 2005 654 Asset sales and other (400) Net debt September 30, 2005 $ 17,037 Liquidity raised to $2.1 billion on November 1 Also added $300 MM secured 180-day facility Net Debt Liquidity $ Millions Forecast 12/31/05 net debt at $15.0 billion to $15.8 billion Depends primarily on collateral position, asset sales, and timing of equity issuance Note: See appendix for discussion of Non-GAAP terms

Current Collateral and Recovery* $ Millions Gas Power Total Cash 421 235 656 L/C 1024 373 1397 Gas Power Total Gas Power Total Gas Power Total Gas Power Total Cash 309 34 343 0 384 95 479 0 -140 120 -20 0 -191 45 -146 L/C 36 4 40 201 12 213 286 42 328 500 316 816 1,445 608 2,053 345 36 383 585 107 692 146 162 308 309 361 670 Sep. 30, 2005 4Q 2005 2006E 2007E 2008E & Beyond $1,075 to be recovered by the end of 2006 *Assuming no change in price curve at September 30, 2005 12 Current Postings Return of Collateral Letter of credit Cash

Regulated Pipelines Hurricanes Katrina and Rita Impact

Introduction Discussion limited to El Paso Pipeline Group Review hurricane impact Pipelines one link in the supply chain Production and processing are other primary supply chain links Restoration not exclusively within pipelines control Critical to returning flow to pre-hurricane levels

El Paso Facility Impact

ANR SNG TGP Total Post - Katrina Post - Rita *Actual gas flow loss regardless of cause such as production loss, lack of processing, commercial impacts and/or damage to El Paso facilities Note: Dates of hurricanes: Katrina August 29, Rita September 24 As of Oct. 31 Significant progress in restoring facilities Gas Flow Impact Relative to Pre-Hurricane Levels* Pre-Hurricane 1,300 1,220 2,450 4,970 (400) (520) (900) (1,820) (1,300) (920) (1,600) (3,820) (300) (645) (1,200) (2,145) Flows Impact MMcf/d Source

Interconnected Processing and Liquids Handling Facilities

Factors Impacting Flow Recovery ANR/SNG Processing not expected to be a constraint El Paso facility recovery expected to be substantially complete by year end TGP Lack of third-party processing Pursuing third-party processing options Substantial third-party processing projected to be available by year end El Paso facility recovery will extend into 2006 Flow also dependent on third-party production availability

Financial Impact: Regulated Pipelines Current capital expenditure estimates Approximately $285 MM through 2006 Substantial insurance coverage Fourth quarter EBIT impact of $20 MM-$40 MM, primarily TGP

Regulated Business Update

Pipelines Continue Solid Performance Third quarter earnings exceed plan Year-to-date capital expenditures below plan Continued success in market and supply expansions Successfully remarketing existing capacity

Pipelines Segment Financial Results EBIT Total significant items Capital Expenditures Total Throughput (BBtu/d) 100% Equity investment Total throughput Three Months Ended September 30 $ 268 $ 4 $ 313 16,579 2,901 19,480 2005 2004 $ 272 $ 1 $ 240 18,019 2,881 20,900 Note: See appendix for discussion of non-GAAP terms ($ Millions)

Western Growth Projects EPNG Line 1903 $74 MM December 2005 502 MMcf/d WIC Piceance Pipeline $122 MM March 2006 333 MMcf/d Cheyenne Plains $385 MM December 2005 755 MMcf/d CIG Raton Basin Expansions $91 MM 2005-2008 170 MMcf/d WIC Uinta-Kanda-Wamsutter $137 MM January 2008 333 MMcf/d Perryville Continental Connector $TBD 2007-2008 Winter 23 In development Completed or under construction

Continental Connector Project Connectivity Strength Leverages existing coast-to-coast footprint May be economically scaled from 1-2 Bcf/d Producers gain access to growing northeastern and southeastern markets Markets gain superior supply diversity Strong record of on-time, on-budget major project development

Enogex Agreement Accelerates Project Key Benefits Uses Enogex's extensive system in Oklahoma Eliminates 180 miles of new pipeline Connectivity with Mid-Continent producers Scalable Accelerates in-service date to 2007-2008 winter AR MO MS TX KS OK LA Bennington Greensburg Custer Perryville Continental Connector Leased Capacity Path ANR Pipeline Cheyenne Plains OGE/Enogex Pipeline

Progress on Recontracting: EPNG/Mojave Thousands of Dth/d 2005 2006 2007 2008 2009 2010 Beyond As of Sept 05 140 1662 1121 294 188 346 2037 10-K Filing 251 2658 1464 205 190 262 809 Contract Expiration Portfolio Current As of March 2005 26 Note: As of September 2005 (111) (996) (343) 89 (2) 84 1,228 Delta

Western Pipes Summary Capitalizing on strong growth opportunities with successful project execution Significant progress in EPNG/Mojave recontracting Working through EPNG rate case and Navajo ROW renewal

Non-Regulated Business Update

Non-Regulated Business Results EBIT Production Marketing and Trading Power Field Services and other Total Significant items* Production Power Field Services and other Total $ 169 (398) (41) (22) $ (292) $ - (50) (31) $ (81) 2004 2005 Three Months Ended September 30, ($ Millions) $ 150 (138) (7) 66 $ 71 $ (1) (91) 9 $ (83) 29 Note: See appendix for discussion of non-GAAP terms *Does not include $390 MM MTM losses on positions intended to hedge 2005-2009 production

Marketing & Trading EBIT MTM gas MTM for derivatives designated as hedges MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements, demand charges, and other Operating expenses and other income Reported EBIT Legacy transactions $ (67) - (390) 26 45 (3) (9) $ (398) 3,824 Note: See appendix for discussion of non-GAAP terms Three Months Ended September 30, ($ Millions) $ 19 (143) - (19) (27) 50 (18) $ (138) 5,394 2005 2004

Production Segment EBIT Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 169 $ - $ 195 $ 845 759 3 2004 2005 Three Months Ended September 30, Note: See appendix for discussion of non-GAAP terms Note: Excludes discontinued operations 1Assumes cash basis and excludes acquisitions 2Includes acquisition of properties and companies 3Includes Four Star equity investment volumes of 23 MMcfe/d ($ Millions) $ 150 $ (1) $ 141 $ 49 776

Production Volume Trend MMcfe/d *Includes proportionate share of Four Star production of 23 MMcfe/d which is reported as an equity investment 4Q 2004 1Q 2005 2Q 2005 3Q 2005 Texas Gulf Coast 253.4 228 222 200 Onshore 239 247 294 347 Offshore 225.3 232 218 161 International 57.7 59 50 51 Hurricane Deferral 39 Texas Gulf Coast Offshore Hurricane deferral Onshore International 253 228 222 200 239 247 294 347* 225 232 218 161 58 59 50 51 39 775 766 784 798 Reported 759

Hurricane Damage Update Facilities damage on 13 platforms Ancillary damage to 35 platforms Level I and II inspections required on 62 platforms One platform lost in Katrina (1 MMcfe/d) Production restoration underway Cost of repairs less than $20 MM

August Pre-Katrina and Rita Post-Katrina/ Pre-Rita Current November 2005E* December 2005E* January 2006E* 205 170 90 120 175 190 GOM Production Forecast 3rd Quarter Deferred Production: 39 MMcfe/d MMcfe/d *This forecast is dependent on the timing of pipeline, third party platform repairs and processing capacity

GOM Activity West Cameron 75 and 62 Pipeline construction underway Topside facilities set late November First sales dependent on pipeline repairs Catapult discovery at Long Point prospect 109 net feet of high quality Siph Davisi sand Completion underway First production 1Q 2006

Medicine Bow Activity Horizontal Lower Parkman Play 45,000 net acres Currently 12 horizontal wells producing 2 wells drilling Reduced spud to rig release 25% Average well cost $1.7 MM IP 230 Bo/d; EUR 280 MMBO Minimum 30-well 2006 program PVR of 1.35 at plan pricing

Texas Gulf Coast Turned Around Drilling results since May outstanding Found 9.6 Bcfe with $15 MM Generated PVR in excess of 1.3 at plan pricing Implementation of PRIDE program Solid inventory for 2006 and beyond Hamman Ranch 361 Hamman Ranch 471 Hamman Ranch 601 Salinas M 03 Renger 2 Saga 1 Renger 3 U. Vicksburg U. Vicksburg L. Vicksburg L. Vicksburg L. Wilcox U. Vicksburg L. Wilcox $1.0 $0.9 $2.3 $2.1 $5.3 $3.0 $4.9 6.1 9.5 11.0 3.4 15.0 6.5 Logged 122 feet of net pay Formation Capex ($ MM) Initial Production (MMcf/d) Monte Christo Monte Christo Monte Christo Jeffress Speaks La Copita Speaks Field 1Recompletions 37

Production Summary Excluding hurricanes, September volumes 855 MMcfe/d Substantial new volumes to come on in GOM/SLA Drilling program creating value at plan prices Significant inventory created for 2006 and beyond E&P turnaround complete

Summary E&P turnaround complete Pipeline growth story continues GOM storms a moderate set-back Asset sales program continues to deliver/delever On balance high gas prices positive Growing leverage to price as legacy hedges expire Interim working capital stresses addressed Stage set for strong 2006 39

Appendix 40

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. Per-unit total cash expenses equal total operating expenses less DD&A and other non-cash charges divided by total production. It is a valuable measure of operating efficiency. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements. 41

Forward-looking Non-GAAP Statement Certain Non-GAAP financial measures included herein are presented on a forward-looking basis. Regulation G requires that forward-looking Non-GAAP financial measures be reconciled to the appropriate forward-looking GAAP financial measure. In El Paso's budgeting process, the company does not forecast certain financial statement line items such as segment net income, which are required to properly reconcile our forward-looking Non-GAAP financial measures. As a result, El Paso has not included in this presentation any reconciliations of the company's forward-looking Non-GAAP financial measures. Please note that the unavailable reconciling items could significantly impact the company's future net income and cash flows. 42

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Midland Cogeneration Ventures (MCV) Overview El Paso is 44% owner in 1,500 MW gas-fired power plant in Midland, Michigan MCV's economics negatively impacted by relationship of gas vs. coal prices El Paso recognized $159 MM loss due to MCV's $1.1 billion impairment charge El Paso recognized $161 MM impairment at year end 2004 El Paso's net investment written down to zero MCV was not expected to generate cash flow for El Paso 46

Analysis of Working Capital and Other Changes $ (395) (240) (376) (692) 557 98 (128) $ (1,176) Western energy settlement Cedar Brakes I & II Settlement of production hedges Posted cash collateral MTM losses USGen bankruptcy recovery Other Total working capital changes & other ($ Millions) Nine Months Ended September 30, 2005 47

Earnings EBIT Interest and debt expense Preferred and minority interest Loss before income taxes Income tax (benefit) Loss from continuing operations Discontinued operations, net of tax Net loss Preferred stock dividends Net loss available to common stockholders $ 424 (1,034) (9) (619) (165) (454) 10 $ (444) (17) $ (461) $ 1,095 (1,229) (18) (152) 135 (287) (118) $ (405) - $ (405) 2005 2004 Nine Months Ended September 30, ($ Millions) Note: See appendix for discussion of non-GAAP terms 48

Summary of Significant Items $ (59) (741) 320 (30) (28) $ (538) Western energy settlement Asset impairments Gain/(loss) on asset sales Restructuring costs Contract termination Total significant items Total Pipelines Production Power Field Services $ - - 3 - - $ 3 Nine Months Ended September 30, 2005 Corporate and Other $ - (729) 131 (1) - $ (599) $ - (12) 182 - (28) $ 142 $ (59) - 4 (27) - $ (82) $ - - - (2) - $ (2) $ Millions *Does not include $508 MM of MTM losses on positions intended to hedge 2005-2009 production 49

Business Unit Contribution Core Business Pipelines Production Non-Core Business Marketing and Trading Power Field Services Corporate and other Total $ 573 658 2 - 12 6 17 $ 1,266 Nine Months Ended September 30, 2005 $ 993 528 (613) (472) 157 (169) $ 424 $ 3 (2) - (599) 142 (82) $ (538) $ 327 456 3 28 3 32 $ 849 Capital Expenditures1 EBIT Significant Items DD&A ($ Millions) 1Includes PP&E and investment expenditures 2Excludes $178 MM for East Texas acquisition and $845 MM for Medicine Bow acquisition 50

Pipelines Segment Financial Results $ 993 $ 3 $ 573 18,418 2,842 21,260 $ 962 $ (1) $ 685 17,819 2,818 20,637 EBIT Significant items Capital expenditures* Throughput (BBtu/d) 100% Equity Investment Total throughput 2004 2005 Nine Months Ended September 30 ($ Millions) *Includes PP&E and investment expenditures Note: See appendix for discussion of non-GAAP terms 51

Production Segment EBIT Total significant items Capital expenditures1 Acquisitions2 Production (MMcfe/d) $ 528 $ (2) $ 542 $ 1,139 770 3 Note: Excludes discontinued operations Note: See appendix for discussion of non-GAAP terms 1Assumes cash basis and excludes acquisitions 2Includes acquisition of properties and companies 3Includes Four Star equity investment volumes of 8 MMcfe/d $ 558 $ (12) $ 519 $ 71 827 2004 2005 Nine Months Ended September 30, ($ Millions) 52

Marketing & Trading EBIT MTM gas MTM for derivatives designated as hedges MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement Settlements, demand charges, and other Operating expenses and other income Reported EBIT Legacy transactions $ 52 - (508) (46) (66) (17) (28) $ (613) 3,824 Note: See appendix for discussion of non-GAAP terms Nine Months Ended September 30, ($ Millions) $ 27 (403) - (32) (30) 18 (34) $ (454) 5,394 2005 2004 53

Power EBIT Significant items Asia impairments Brazil impairments Central America and other domestic impairments Gain on asset disposals Employee and other restructuring costs Total significant items Capital expenditures2 $ (472) $ (130) (294) (305)1 131 (1) $ (599) $ 12 2004 2005 Nine Months Ended September 30, ($ Millions) Note: See appendix for discussion of non-GAAP terms 1Includes El Paso's proportionate share of the impairment recorded by Midland Cogeneration Venture 2Includes PP&E and investment expenditures $ (74) $ - (183) (214) 13 (3) $ (387) $ 21 54

Production Related Derivative Schedule See El Paso's Form 10-Q filed 11/7/05 and Form 10-K/A filed 6/15/05 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: As of September 30, 2005 55

Asset Sales Closed 2005 to date* Power Petroleum Field services Lakeside and other Total closed 2005 to date Expected to close in 2005 or early 2006 International Power $ 507 79 1,142 185 $ 1,913 $ 284 Proceeds $ 604 - - - $ 604 Non-recourse Debt *As of November 3, 2005 $1.5 billion closed or announced toward incremental goal of $1.2 billion-$1.6 billion Assets Remaining to be Sold Central American power plants ($ Millions) Domestic merchant plants 56

EPPH 57

EPPH Production by Region MMcfe/d 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 Texas Gulf Coast 36 41 37 46 38 Onshore 222 221 225 265 315 Offshore 157 151 144 129 97 Hurrican Deferral 23 415 413 36 41 222 221 157 151 406 144 225 37 440 129 265 46 473 97 315* 38 Texas Gulf Coast Onshore Offshore Hurricane Deferral 23 *Includes proportionate share of Four Star production of 23 MMcfe/d which is reported as an equity investment 58

EPPH Operational and Financial Review Production (MMcfe/d) Realized prices (includes hedges)2 Gas ($/Mcf) Liquids ($/Bbl) Production costs ($/Mcfe)3 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total per unit cash expenses4 432 1 $ 4.25 $ 42.56 $ 0.86 0.05 0.66 $ 1.57 Nine Months Ended September 30, 2005 1Includes Four Star equity investment volumes of 8 MMcfe/d 2Prices are stated after transportation costs 3Production costs include lease operating expenses and production related taxes 4Per unit cash expenses equal total operating expenses less DD&A and other non-cash charges Per Unit Operating Costs 59

EPPH Non-GAAP Reconciliation: Total Per Unit Cash Expenses 2005 total equivalent volumes (MMcfe): Total expense Depreciation, depletion, and amortization Significant items Per unit cash cost 115,784 * $ 448 (264) (2) $ 3.87 (2.28) (0.02) $ 1.57 Total ($ MM) Per Unit ($/Mcfe) Nine Months Ended September 30, 2005 *Excludes Four Star equity investment volumes of 2,156 MMcfe 60